Finance income (expense)	12 Months Ended
Dec. 31, 2022
Finance income (expense)
Finance income (expense)

31 Finance income (expense)

(€ million)	2022	2021	2020
Finance income	8,450	3,723	3,531
Finance expense	(9,333)	(4,216)	(4,958)
Net finance income (expense) from financial assets at fair value through profit or loss	(55)	11	31
Income (expense) from derivative financial instruments	13	(306)	351
Finance income (expense)	(925)	(788)	(1,045)

The analysis of finance income (expense) was as follows:

(€ million)	2022	2021	2020
Finance income (expense) related to net borrowings
Interest and other finance expense on ordinary bonds	(507)	(475)	(517)
Net finance income (expense) on financial assets held for trading	(53)	11	31
Net expenses on other financial assets valued at fair value with effects on profit and loss	(2)
Interest and other expense due to banks and other financial institutions	(128)	(94)	(102)
Interest on lease liabilities	(315)	(304)	(347)
Interest from banks	57	4	10
Interest and other income on financial receivables and securities held for non-operating purposes	9	9	12
	(939)	(849)	(913)
Exchange differences	238	476	(460)
Income (expense) from derivative financial instruments	13	(306)	351
Other finance income (expense)
Interest and other income on financing receivables and securities held for operating purposes	128	67	97
Capitalized finance expense	38	68	73
Finance expense due to the passage of time (accretion discount) (a)	(199)	(144)	(190)
Other finance income (expense)	(204)	(100)	(3)
	(237)	(109)	(23)
	(925)	(788)	(1,045)

(a) The item related to the increase in provisions for contingencies that are show n at present value in non-current liabilities.

Information about leases is disclosed in note 13 – Right-of-use assets and lease liabilities.

The analysis of derivative financial income (expense) is disclosed in note 24 – Derivative financial instruments and hedge accounting.

Finance income (expense) with related parties are disclosed in note 36 – Transactions with related parties.